UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 15, 2006 (September 15, 2006)

DYNEGY INC.

DYNEGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Illinois Delaware	1-15659 0-29311	74-2928353 94-3248415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 507-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items.

On September 15, 2006, Dynegy Inc. issued a press release relating to its entry into a Plan of Merger, Contribution and Sale Agreement (the “Merger Agreement”), by and among Dynegy Inc., an Illinois corporation (“Dynegy”), Dynegy Acquisition, Inc., a Delaware corporation (“New Dynegy”), Falcon Merger Sub Co., an Illinois corporation and a wholly owned subsidiary of New Dynegy (“Merger Sub”), LSP Gen Investors, LP, LS Power Partners, LP, LS Power Equity Partners PIE I, L.P., LS Power Associates, L.P., and LS Power Equity Partners, L.P. (the “LS Entities”), pursuant to which Merger Sub will be merged with and into Dynegy, as a result of which Dynegy and its wholly-owned subsidiary, Dynegy Holdings Inc., will become wholly-owned subsidiaries of New Dynegy. A copy of the press release and letter to the financial community announcing the matters described above are being furnished as Exhibits 99.1 and 99.2, respectively, and are herein incorporated by reference.

Further, Dynegy management will hold an investor conference call at 8:00 a.m. ET (7:00 a.m. CT) on September 15, 2006, to review the business combination described above and the related transactions. A live simulcast of the investor presentation will be available on the Internet in the “News and Financials” section of www.dynegy.com. A copy of the slide presentation to be used at the investor presentation is furnished as Exhibit 99.3 and is herein incorporated by reference.

This Current Report on Form 8-K, the press release, letter to the financial community and presentation slides contain statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein.

WHERE YOU CAN FIND MORE INFORMATION

In connection with the Merger Agreement and related transactions, Dynegy and New Dynegy will file a proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE IMPORTANT INFORMATION CONTAINED IN THE MATERIALS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE. IT WILL CONTAIN IMPORTANT INFORMATION ABOUT DYNEGY, NEW DYNEGY AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a copy of the proxy statement/prospectus and other relevant documents, free of charge, at the SEC’s web site at www.sec.gov and at Dynegy’s web site at www.dynegy.com. Copies of the proxy statement/prospectus may also be obtained by writing Dynegy Inc. Investor Relations, 1000 Louisiana Street, Houston, Texas 77002 or by calling 713-507-6466.

Dynegy, New Dynegy, the LS Entities and their respective directors, executive officers, partners and other members of management and employees may be deemed to be participants in the solicitation of proxies from Dynegy’s shareholders in respect of the proposed transaction. Information regarding Dynegy’s directors and executive officers is available in the company’s proxy statement for its 2006 Annual Meeting of Shareholders, dated April 3, 2006. Additional information regarding the interests of such potential participants will be included in the forthcoming proxy statement/prospectus and other relevant documents filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1    Press Release dated September 15, 2006

99.2    Letter to the Financial Community dated September 15, 2006

99.3    Slide presentation to investors dated September 15, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Date: September 15, 2006	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President

DYNEGY HOLDINGS INC.
(Registrant)

Date: September 15, 2006	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 15, 2006

99.2	Letter to the Financial Community dated September 15, 2006

99.3	Slide presentation to investors from September 15, 2006